Commitment and Contingencies	6 Months Ended
Jun. 30, 2017
Commitment and Contingencies [Abstract]
Commitment and Contingencies:
13. Commitment and Contingencies:

13.1  Legal proceedings:

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business.

As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled through negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

An investigation was carried out by Chinese authorities in relation with an alleged collision of the vessel Catalina with a fishing boat while enroute to Indonesia on May 7, 2016. The vessel remained detained in Ningbo, China and was released during July 2016. Following determination of the Chinese Maritime authorities on the apportionment of inter ship liability, the P&I Club is in the process of negotiating the settlement of the property damage claim of the owners of the fishing boat in order to cover owners' portion of such liability. Crew claims were separately settled by such club. The criminal proceedings in relation to such case are still ongoing.

HPOR Servicos De Consultaria Ltda ("HPOR") on September 1, 2016, commenced London arbitration references against the Company. seeking payment of certain commissions that HPOR is alleging were due by, amongst others, the Company for certain agency and marketing services provided for the Ocean Rig Mykonos and the Ocean Rig Corcovado drilling units. The Company is disputing such allegations and has counterclaimed repayment of the commission already paid to HPOR.

On July 4, 2017, the Company announced that it and its chief executive officer and chairman of the Company's board of directors, Mr. George Economou, had been named as defendants in a lawsuit filed in High Court of the Republic of the Marshall Islands (Civil Action No. 2017-131) by Michael Sammons alleging, in relevant part, breaches of fiduciary duty, unjust enrichment, and conflict of interest. The plaintiff sought, among other things, a temporary restraining order and preliminary injunction to suspend any further issuances of new common shares by the Company at a price per share below the price specified by the plaintiff in the complaint, as well as certain other compensatory and punitive damages specified in the complaint. On July 24, 2017, the High Court of the Marshall Islands (the "Court") issued an order denying plaintiff's motion for a preliminary injunction. On August 10, 2017, the plaintiff filed a first amended complaint which added new plaintiff, and was styled as a direct action only, alleging three new counts for breach of fiduciary duties and constructive fraud, and removing certain of the counts asserted in the original complaint. The plaintiffs requested to proceed pro se and on August 16, 2017, the Court granted a motion to withdraw filed by plaintiffs' counsel.  On August 22, 2017, now acting pro se, plaintiffs filed a motion for leave to file a second amended complaint, making certain changes to the allegations of the first amended complaint and propounding an additional count for breach of fiduciary duties. The most recent complaint seeks compensatory damages of $1.56 million and treble punitive damages of $4.68 million against Mr. Economou, and requests injunctive and equitable relief against the Company. The Company and Mr. Economou believe the complaint, as amended, to be without merit and intend to file motions to dismiss or other appropriate responses to the second amended complaint once a deadline is set by the Court.
On July 14, 2017, a purported class action complaint was filed in the United States District Court for the Southern District of New York (No. 1:17-cv-05368(JFK)) by Maxime Hodges on behalf of himself and all others similarly situated against the Company and two of its executive officers. The complaint alleges that the Company and two of its executive officers violated Sections 10(b) and/or 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder.  The Company will respond to the complaint by the appropriate deadline to be set in the future. The Company and its management believe that the complaint is without merit and plan to vigorously defend themselves against the allegations.

On August 2, 2017, a purported class action complaint was filed in the United States District Court for the Eastern District of New York (No. 17-cv-04547) by Herbert Silverberg on behalf of himself and all others similarly situated against, among others, the Company and two of its executive officers. The complaint alleges that the Company and two of its executive officers violated Sections 10(b) and/or 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder. The Company will respond to the complaint by the appropriate deadline to be set in the future. The Company and its management believe that the complaint is without merit and plan to vigorously defend themselves against the allegations.
On August 31, 2017, a lawsuit was filed in the High Court of the Republic of the Marshall Islands (Civil Action No. 2017-_) by certain Ocean Rig Creditors against, among others, the Company and two of its executive officers. The complaint alleges nine causes of action, including claims for avoidance and recovery of actual and/or constructive fraudulent conveyances under common law or 6 Del. Code §§ 1304(A)(1), 1305, 1307, and 1308; aiding and abetting fraudulent conveyances; and declaratory judgment under 30 MIRC § 202. The Company will respond to the complaint by the appropriate deadline to be set in the future. The Company and its management believe that the complaint is without merit and plan to vigorously defend ourselves against the allegations.
Other than the cases mentioned above, the Company is not a party to any material litigation where claims or counterclaims have been filed against the Company other than routine legal proceedings incidental to its business.

13.2 Purchase obligations

The following table sets forth the Company's contractual obligations and their maturity dates as of June 30, 2017:

Obligations:	Total	1st year
Vessels shipbuilding contracts and acquisitions	$258,270	258,270
Total obligations	$258,270	258,270

13.3  Contractual charter revenue

Future minimum contractual charter revenue, based on operating vessels committed to non-cancelable, long-term time contracts as of June 30, 2017, amount to $25,032 for the twelve months ending June 30, 2018, $17,017 for the twelve months ending June 30, 2019, $17,034 for the twelve months ending June 30, 2020, $17,017 for the twelve months ending June 30, 2021 and $15,228 for the twelve months ending June 30, 2022. These amounts do not include any assumed off-hire.